          -----------------------------------------------------------
                                 MORGAN STANLEY
                                   DEAN WITTER
                                  ASIA-PACIFIC
                                   FUND, INC.
          -----------------------------------------------------------






                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1999
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER






                           MORGAN STANLEY DEAN WITTER
                             ASIA-PACIFIC FUND, INC.
-------------------------------------------------------------------------------
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DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER
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INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

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ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
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CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
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SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
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LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
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INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
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For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/institutional/investmentmanagement.

LETTER TO SHAREHOLDERS
---------

For the nine months ended September 30, 1999, the Morgan Stanley Dean Witter Asia-Pacific Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 41.01% compared to 32.41% for its benchmark (described below). For the period since the Fund's commencement of operations on August 2, 1994 through September 30, 1999, the Fund's total return, based on net asset value per share, was 3.30% compared with -12.62% for the benchmark. The benchmark for the Fund is comprised of two Morgan Stanley Capital International
(MSCI) indices; Japan and All-Country Asia-Pacific Free ex-Japan with each index weighted equally. On September 30, 1999, the closing price of the Fund's shares on the New York Stock Exchange was $9 7/8, representing a 19.7% discount to the net asset value per share.

ASIA EX-JAPAN

All of the markets in Asia ex-Japan fell in the third quarter of 1999, with Indonesia, Thailand and the Philippines performing the worst. Year-to-date, South Korea has been the strongest individual market, but it too corrected over the summer. Following a second quarter in which markets were fairly tightly correlated and strong, third quarter weakness was marked by more differentiation among the performances of individual markets and stocks.

Key trends common among most of the East Asian markets were positive economic data releases, signs that interest rates have bottomed for this cycle, a heavy calendar of new equity issuance and strong electronics exports. Economic growth expectations have been upgraded significantly across Asia, with Korea leading the way, although the rate of change of improvement should slow into 2000 as low base effects drop out and as most observers now expect growth. Interest rates moved up in a number of markets for internal reasons (e.g. Korea, Singapore) or external reasons (e.g. Hong Kong). Further material rate reductions are probably only possible in Indonesia pending a successful resolution of political issues and a resumption of IMF funding. We expect to see a large deal calendar across Asia throughout the balance of the year and well into 2000 as Asian companies attempt to recapitalize or raise equity to fund growth. A few significant deals have already been cancelled and we believe that only the better deals will be completed. Currencies were fairly well behaved versus the U.S. dollar, although the Thai baht, Philippine peso and Korean won all slipped a bit during the third quarter.

Key external events during the third quarter included two interest rate hikes by the U.S. Fed, market focus on the growth of the U.S. current account deficit, a sharp rise in oil prices and continued Japanese market strength. Most Asian markets have held up well despite the headwinds of rising global interest rates given this year's limited foreign debt financing needs and healthy domestic liquidity. The U.S. current account deficit is a significant issue for the global economy; a best case scenario would be a gradual slowdown in the growth of U.S. consumption accompanied by accelerated growth in demand in Europe and throughout Asia. The rise in the price of oil is similar to a tax hike for most of Asia; Indonesia and Malaysia are the only net beneficiaries of higher prices. The Japanese market outperformed non-Japan Asia in the third quarter. Japanese economic recovery is very positive for Asia and Japanese corporate restructuring opens up new opportunities for outsourcing across a range of manufacturing industries.

Most countries in the region reported increases in exports of electronics components during the first three quarters of 1999. This growth has contributed significantly to GDP growth upgrades in Taiwan, South Korea, Singapore and Malaysia. Price pressures in the global personal computer industry have forced PC manufacturers to cut costs, which often means sourcing more from low-cost Asian producers. The trend towards greater outsourcing, firmly established among American companies, is being adopted by an increasing number of Japanese companies. In the past, Japanese manufacturers often built factories in other Asian countries in an effort to cut costs. An increasing number of Japanese companies are now turning to outsourcing instead as part of their own restructuring efforts. Outsourcing allows us to invest directly in the resulting growth, as we can identify companies winning Japanese orders. The Fund has a significant exposure to a number of Asian electronics companies in Taiwan, Korea, Singapore and Thailand, and these investments performed well in the third quarter as order books gained momentum.

Taiwan suffered from its worst earthquake in 100 years (7.6 on the Richter scale) during September. The quake killed over 2,500 people, destroyed numerous buildings and disrupted power supply and transportation. Damage estimates range as high as $10 billion, or approximately 3% of GDP. The stock market was closed for 5 days and fell when it reopened, although it stabilized after several days of decline. We believe that the quake will disrupt electronic shipments for 1 to 2 months. However, most of our portfolio companies reportedly suffered only limited physical damage. Given the strong demand for electronics components, we believe that strong growth will resume within several months and that the market will look through fourth quarter revenue and earnings shortfalls. Exports are a key driver of the economy but growth should recover soon. The government will fund most of the rebuilding costs, and public investment will rise sharply. The Taiwanese government has sufficient financial strength to fund this effort. GDP growth outlook remains strong for 1999 and 2000. The Taiwanese market was also affected earlier in the third quarter by diplomatic wrangling with China. President Lee of Taiwan attempted to alter the terms of negotiations between Taiwan and China by redefining relations to be on a "state-to-state" basis. Most observers believe that Lee was using this issue for domestic political reasons ahead of the upcoming presidential elections and the resulting threats from China rattled the market. These tensions have simmered down and paradoxically the earthquake disaster may have contributed to a cooling of rhetoric. The market should also be supported by foreign portfolio inflows on the back of MSCI inclusion of Taiwan at 100% weight in the first quarter of 2000.

The South Korean economy experienced the fastest recovery from the Asian economic downturn of 1998. Korean industrial production is above pre-crisis levels and consensus expectations for 1999 and 2000 GDP growth have moved to 8% and 6%, respectively. The Korean economy benefited from a combination of positive factors including strong government policy implementation, better demand and pricing for its exports and a strong recovery in domestic confidence. The government eased fiscal and monetary policies aggressively from the second half of 1998 onwards. Interest rates fell rapidly from a crisis high of over 30% to the 6% - 7% range in June. Interest rates at these levels were at a 20-year low. As of June, the powerful moves seen in the equity market had pushed Korean equities near historic highs on measures such as price to book value. Korean corporations have historically traded at low multiples due to their high leverage, low returns on equity, opaque corporate structures and poor disclosure. In the last quarterly letter, we highlighted the need for further restructuring and growth to sustain these multiples.

The Korean industry is highly concentrated, heavily indebted and dominated by large groups known as chaebols. Daewoo, one of the largest chaebols, experienced difficulties in July in rolling over its substantial short-term debt. Daewoo has aggregate debt, mostly denominated in won, equivalent to over $50 billion. The group controls a wide range of companies that are typically not the leading players in their respective industries. Daewoo group companies have significantly underperformed the market since the crisis began, confirming that the market was aware that Daewoo was troubled. However, the announcement of Daewoo's liquidity problems and its follow-on effects halted the Korean equity rally in mid-July. Daewoo owes money to a wide array of lenders, including domestic and foreign banks and a variety of bondholders, including life insurers, other institutions and retail held mutual funds. The Daewoo workout will be lengthy and losses will have to be split among these stakeholders. Given the size of the problem, some government bailout will be required. News of the Daewoo problem led to outflows from domestic mutual funds, disrupting the bond market and widening credit spreads. The government has responded with a number of initiatives that treat the symptom of the problem, including support funds to improve bond market liquidity. However, the problem will not be fully solved until losses are taken and Daewoo is broken up and the constituent companies' debts are restructured. This will require political will and time and will be a restraint on the market in the near term. Several chaebols, notably Samsung and LG, have aggressively restructured their businesses and recapitalized their balance sheets, and their group companies have outperformed the market, consistent with our expectation of differentiated performance at the individual stock level.

The Hong Kong market pulled back in the third quarter but marginally outperformed the Index. Hong Kong's adherence to its currency board regime lengthened its adjustment to the Asian crisis, but the economy bottomed in the first half of 1999. Without a currency devaluation, Hong Kong companies had to cut costs by reducing employment and negotiating lower rents, wages and other costs, leading to deflation. Consumer price indexes are now down almost 6% year on year. The currency board ties Hong Kong's monetary policy to tightening U.S. policy, so rates are rising from very high levels in real terms. Banks in Hong Kong have significantly strengthened their balance sheets during the recession, and are as liquid as they have been in years. So far they have only grown their mortgage portfolios but are well positioned to increase other loans when demand improves.

The Hong Kong property market has remained sluggish in the face of high real interest rates, a large schedule of new residential development launches and low, but stabilizing, office rents. Affordability of residential property is now near the most attractive levels of the past decade, so the residential market should improve with better consumer confidence when rates stabilize. The Hong Kong market has traditionally relied on property profits for a significant portion of market earnings and the market is currently transitioning to new earnings drivers. The government has created incentives to encourage the development of technology businesses. Telecom liberalization has led to lower telecom costs and a profusion of new services, two pre-conditions for the government's plans for an information age economy. Privatization initiatives are also likely to improve economic efficiency and create new investment opportunities. Revitalized Chinese exports are also a strong positive for the economy. The market has drifted down as the government commences the disposition of the shares purchased in last year's market support operation. We remain underweight Hong Kong but may use further weakness to reduce this underweight.

After a very strong second quarter, Chinese shares fell in the third quarter and underperformed the Index. Chinese news flow was mixed during the third quarter. Positives included a rapid acceleration of Chinese export growth, further government initiatives to reform state-owned enterprises (SOEs) and the banking sector and some indications that deflation was easing. Chinese export growth improved due to greater intra-Asian trade and continued strong exports to the U.S. This export acceleration and U.S. dollar weakness quelled lingering concerns about currency devaluation. China's exchange rate adjustment will be part of a move to a managed float and will be initiated by the government and not the markets. SOE and bank reforms are positive and necessary reforms but will take a long time to implement. The consumer price index turned from deflation to modest inflation over the summer, and Shanghai has tended to lead the national averages. Negative developments included limited progress on World Trade Organization (WTO) negotiations and the announcement of a potential $30 billion calendar of new Chinese equity placements. WTO negotiations need to be concluded by November to succeed before 2001. Markets fluctuated on the latest twists in the 13-year negotiation process; currently, successful negotiations would be a positive surprise for the markets. We remain hopeful for WTO membership, as it would lock China onto a more open, reformist path. The deal calendar threatens to dwarf the value of currently listed Chinese shares and has created a great deal of pressure on those stocks.

The MSCI Singapore Index fell slightly during the third quarter but outperformed the regional indexes. Strong earnings from the electronics and banking sectors and firm real estate conditions contributed to this outperformance. The merger of the foreign and local tranches of the bank shares should facilitate bank mergers in Singapore, which will reduce excess bank capacity and allow major cost cutting. Singaporean firms seem to be taking a regional lead in working to create shareholder value. For example, Singapore Airlines received permission to repurchase and retire up to 1 billion Singapore dollars of stock. This balance sheet initiative comes on top of a strong cost-cutting program and a stronger than expected rebound in passenger traffic and yields. Government-linked corporations are implementing guidance from the government to streamline their businesses and boost returns on equity. A series of small divestitures have marked progress in streamlining. The economy remains challenged by a relatively high cost base and will continue to lose manufacturing jobs to neighboring countries, but public policy remains focused on improving competitiveness and attracting financial, communications and technology firms to Singapore.

The Indonesian market slumped during the third quarter due to a scandal surrounding the misappropriation of funds intended for the bailout of Bank Bali, one of the country's failed banks, and the tragic mishandling of East Timor's independence referendum. The World Bank and IMF ceased aid to the country due to these two events. A proper reckoning of bank support funds, cooperation in the independence of East Timor and a new government will be needed for aid to resume. The presidential election process has been accelerated into October. Successful coalition building, further progress on corporate debt restructuring and bank recapitalization will be needed to restart the equity rally. On a positive note, higher oil prices generate hard currency and government revenues and the currency remains very undervalued on a long-term view.

A collection of bad news in the banking sector, heavy capital calls on the market and relatively slow economic recovery caused a significant correction in Thailand in the third quarter. Valuations were ahead of fundamentals in Thailand when the third quarter began and we were significantly underweight the market. More capital for the banking sector, implementation of the new bankruptcy and foreclosure laws and more corporate restructuring will be needed to enhance the long-term investment attractiveness of Thailand. Although the cyclical economic recovery is currently accelerating, we remain underweight pending more forceful structural reforms and more attractive equity valuations.

The Malaysian economy has responded better than we expected to the capital control regime. The pegged currency rate chosen proved to be undervalued when competitive currencies appreciated and the U.S. dollar depreciated. Strong global electronics demand, a competitive currency and a tax holiday have all boosted exports, very positive for an economy in which exports significantly exceed GDP. The Japanese were very supportive of the Malaysians via the Miyazawa initiative, allowing the country to refinance its short-term debt obligations. Half of a good bank bailout program has been implemented, as the government has warehoused a significant portion of the non-performing loans in the system. The next and more difficult part of the program will be NPL liquidation. The capital controls were relaxed in August and largely replaced by a capital gains tax system. MSCI will include Malaysia in the main international indexes again from February 2000. While all of these developments are positive, Malaysia remains a very difficult market to invest in due to frequent changes in the rules governing trading. A government mandated program to forcibly merge all of the banks and finance companies into six groups also highlighted how arbitrary the government can be. This proposal may be withdrawn due to poor market reaction but it is cautionary. The government needs to address a succession vacuum following the upcoming elections to reduce political risks. Very few listed stocks are direct beneficiaries of the positive electronics export trends. We currently hold a significant non-index position in Malaysian equities and will evaluate our relative weights in 2000 prior to the index inclusion.

The Asian risk factors we continue to monitor include the large supply of upcoming equity offerings and the danger that economic recovery will lessen the will to implement needed economic and corporate level reforms. Y2K concerns are likely to affect fourth quarter liquidity. External risk factors include the performance of the Japanese economy, import and economic growth in Europe and America, U.S. monetary policy and global interest rate trends, extreme weakness in the Euro and the performance of Western equity markets. Upside surprises could include better than expected economic recovery and bank recapitalization in Japan, and stronger than expected import demand from the U.S. and Europe.

Sentiment and liquidity drove Asian equity returns in the second quarter. The third quarter represented a reality check. Some companies and markets had moved ahead of where they should have been, and much of the overshooting was corrected in the third quarter. We continue to believe that the best way to drive future performance will be through stock selection, and note that the importance of stock selection was reasserted in a less buoyant market environment. We continue to focus our efforts on identifying companies that are restructuring and refocusing their businesses around the principle of improving returns on equity. We have seen a variety of restructuring efforts by Asian companies over the past year and they continue to perform well in relative and absolute terms. As mentioned above, restructuring in Japan could also provide enhanced investment opportunities in non-Japan Asia through outsourcing. We will continue to search for these opportunities, and build significant positions in companies geared to the recovery in domestic consumption currently underway in most Asian economies.

JAPAN

The Japanese equity market reflected the second wave of the growing optimism for economic recovery during the third quarter, rising from foreign and domestic retail buying. In our view, the first wave and platform for this rise was set late last year with the Government's use of public funds to address non-performing loans, a highly accommodative monetary policy and unprecedented restructuring announcements by leading companies in Japan.

The heart of the second wave was the release of two consecutive quarterly GDP growth figures; 8% annualized announced in June and 9% in September, both significantly higher than market expectations. Not only was this viewed by enthusiastic and record foreign buying but it also caused the yen to sharply appreciate. The Bank of Japan and Ministry of Finance attempted to slow the rise by large currency interventions, estimated to be $30 billion or more, but failed because of the accelerating demand for yen assets. Moreover, the U.S. Treasury criticized Japan's interventions and strongly encouraged the Japanese government to revive the economy through domestic led growth. As it became accepted by market participants that the U.S. would not coordinate joint intervention, currency dealers, hedge funds and speculators rode the momentum of a surging yen. Since many investors believed a strong yen would hamper the fledgling economic recovery, profit taking capped the equity market since its peak in July.

On a micro basis, restructuring efforts and earnings momentum rewarded many technology related companies. In particular, Fujitsu, Ricoh, TDK, Mitsumi, Rohm and SONY rallied to record highs. We believe that the leadership in the market from these Japanese "Generals" was very significant and supports our view that investors still need to be highly selective in their investments for Japanese equities.

In addition, the announced merger by IBJ, DKB and Fuji Bank to create the world's largest bank in assets (and non-performing loans) by 2002 initiated a buying frenzy and short covering for bank shares. We are skeptical on this merger as well as the investment merit for Japanese banks. While such headlines cause a panic re-evaluation of the sector, we do not see valuations or growth prospects as compelling, particularly as banks are facing full competition for the first time.

The Washington G7 meeting in September had a decidedly different tone regarding dollar/yen. While formally acknowledging that a strong yen was "not in the best interest for G7," Japan appeared to have pledged they will renew their efforts for a domestic led recovery including additional supplementary budgets for infrastructure spending. In particular, we believe that with Japan hosting the Summit Meeting in Okinawa in 2000 and domestic elections both in the U.S. and Japan next year, the Japanese Government will likely use these dates as milestones for achieving respectable and sustainable growth in the economy. If we are correct in these assumptions, it should lead to a "third wave" of equity commitments to Japan in the near future as continuing evidence begins to mount for a sustainable recovery. While global money flows have primarily been to the U.S. and Europe over the last several years, the recent rally in gold, oil, Japanese and Asia markets suggests that such flows may now be dispersed away from Anglo Saxon dominated asset classes for the next several years.

On an individual company level, we believe restructuring efforts, in particular for the leading companies or "Generals" should produce upward revisions in earnings, particularly during the next six month period. However, with volatile foreign exchange markets and Y2K fears during the fourth quarter, returns for Japanese equities are expected to be modest. Stock picking will remain critical. During the last several years, most good active managers have added value by avoiding certain sectors such as banking, construction and brokerage because of their challenging fundamentals. We believe the next wave will witness a polarization within individual stocks within sectors as winners and losers emerge from recent measures to fully deregulate domestic industries.

We have begun to consider reducing certain securities such as Nintendo, Fujitsu, Rohm and SONY because of market appreciation and the subsequent relative high weightings within our overall portfolio. We are beginning to consider adding select domestic economic recovery-related sectors such as housing, retailing and manufacturing. Although we are slightly cautious for the fourth quarter, it may provide an opportunity for investors to add to their Japanese positions as it is our view the fourth quarter is the "waiting room" for the 3rd leg of the market rise which we anticipate to begin in the near future.

On January 23, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the nine months ended September 30, 1999, the Fund repurchased 5,040,600 shares of its Common Stock at an average price per share of $8.23 and an average discount of 15.81% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

Sincerely,



/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

October 1999



THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.




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DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR
THE FUND, ARE AVAILABLE ON OUR WEBSITE AT www.msdw.com/institutional/investmentmanagement.

Morgan Stanley Dean Witter Asia-Pacific Fund, Inc.
Investment Summary as of September 30, 1999 (Unaudited)
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

HISTORICAL
INFORMATION

                                                                 TOTAL RETURN (%)
                                        ----------------------------------------------------------------------
                                           MARKET VALUE (1)     NET ASSET VALUE (2)             INDEX (3)
                                        ----------------------  ---------------------   ----------------------
                                                      AVERAGE                 AVERAGE                 AVERAGE
                                        CUMULATIVE     ANNUAL   CUMULATIVE    ANNUAL    CUMULATIVE     ANNUAL
                                        ----------    --------  ----------    -------   ----------    --------
        Fiscal Year to Date                41.07%          --       41.01%        --        32.41%         --
        One Year                           69.89        69.89%      65.68      65.68%       68.16       68.16%
        Five Year                          -5.59       - 1.14        3.81       0.75       -12.25      - 2.58
        Since Inception*                  -17.14       - 3.58        3.30       0.63       -12.62      - 2.58

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
-------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

                                                        [GRAPH]

                                                           YEAR ENDED DECEMBER 31,
                                                                                                     NINE MONTHS
                                                                                                         ENDED
                                                                                                    SEPTEMBER 30,
                                 1994*          1995           1996           1997         1998          1999
                                -------       --------       -------         -------      ------    -------------
Net Asset Value Per Share...    $13.20        $14.34         $11.95         $ 8.77       $ 8.73        $12.31
Market Value Per Share......    $12.25        $13.33         $ 9.75         $ 7.44       $ 7.00        $ 9.88
Premium/(Discount)..........     -7.2%         -7.0%         -18.4%         -15.2%       -19.8%        -19.7%
Income Dividends............    $ 0.04        $ 0.05         $ 0.61         $ 0.02       $ 0.01            --
Capital Gains Distributions.    $ 0.01        $ 0.02             --             --           --            --
Fund Total Return (2).......     -5.94%         9.24%         -2.87%+       -26.36%       -0.34%        41.01%
Index Total Return (3)......     -5.24%         2.88%         -3.63%        -29.55%       -0.30%        32.41%

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The benchmark for investment performance is comprised of two Morgan Stanley Capital International (MSCI) indices; Japan and All-Country Asia-Pacific Free ex-Japan with each index weighted equally.
*   The Fund commenced operations on August 2, 1994.
+ This return does not include the effect of the rights issued in connection with the Rights Offering.

Morgan Stanley Dean Witter Asia-Pacific Fund, Inc.
Portfolio Summary as of September 30, 1999 (Unaudited)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                  [CHART}

Equity Securities                     (95.7%)
Fixed Income Securities                (0.3%)
Short-Term Investments                 (4.0%)

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INDUSTRIES

                                 [CHART]

Appliances & Household Durables        (6.1%)
Automobiles                            (4.4%)
Banking                                (5.5%)
Data Processing & Reproduction         (6.2%)
Electrical & Electronics              (11.3%)
Electronic Components, Instruments     (8.0%)
Health & Personal Care                 (4.6%)
Machinery & Engineering                (4.8%)
Real Estate                            (4.2%)
Recreation, Other Consumer Goods       (4.0%)
Other                                 (40.9%)

-------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

                                 [CHART]

Japan                                 (50.4%)
Australia                              (9.2%)
Hong Kong                              (9.2%)
South Korea                            (6.8%)
Taiwan                                 (5.3%)
India                                  (4.9%)
Singapore                              (4.6%)
Malaysia                               (2.1%)
Indonesia                              (0.9%)
Thailand                               (1.1%)
Other                                  (5.5%)

-------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                PERCENT OF
                                                NET ASSETS
                                                ----------
  1. Sony Corp. (Japan)                            2.4%
  2. Nintendo Co., Ltd. (Japan)                    2.3
  3. NEC Corp. (Japan)                             2.3
  4. Fujitsu Ltd. (Japan)                          2.3
  5. Samsung Electronics (South Korea)             2.1
  6. Hutchinson Whampoa Ltd. (Hong Kong)           2.0
  7. Hitachi Ltd. (Japan)                          1.8
  8. Ricoh Co., Ltd. (Japan)                       1.6
  9. Toshiba Corp. (Japan)                         1.5
 10. Yamanouchi Pharmaceutical Co., Ltd. (Japan)   1.5
                                                  ----
                                                  19.8%
                                                  ----
                                                  ----

* Excludes short-term investments.

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS (UNAUDITED)
---------
SEPTEMBER 30, 1999


                                                                      VALUE
                                        SHARES                        (000)
---------------------------------------------------------------------------
COMMON STOCKS (95.9%)
(Unless otherwise noted)
---------------------------------------------------------------------------
AUSTRALIA (9.2%)
BANKING
  Commonwealth Bank of Australia           458,800     U.S.$          7,233
  National Australia Bank Ltd.             388,350                    5,686
  Westpac Banking Corp., Ltd.              882,650                    5,446
                                                       --------------------
                                                                     18,365
                                                       --------------------
BEVERAGES & TOBACCO
  Coca-Cola Amatil Ltd.                    461,200                    1,620
  Foster's Brewing Group Ltd.            1,340,000                    3,778
                                                       --------------------
                                                                      5,398
                                                       --------------------
BROADCASTING & PUBLISHING
  News Corp., Ltd.                         883,350                    6,200
                                                       --------------------
BUSINESS & PUBLIC SERVICES
  Brambles Industries Ltd.                 109,500                    3,171
                                                       --------------------
DATA PROCESSING & REPRODUCTION
  Reckon Ltd.                            1,249,700                    1,003
                                                       --------------------
ENERGY SOURCES
  Broken Hill Proprietary Co., Ltd.        665,150                    7,663
                                                       --------------------
GOLD MINES
  Normandy Mining Ltd.                   2,501,600                    2,221
                                                       --------------------
MISC. MATERIALS & COMMODITIES
  Rio Tinto Ltd.                           592,600                   10,052
                                                       --------------------
REAL ESTATE
  Lend Lease Corp., Ltd.                   246,300                    3,007
                                                       --------------------
TELECOMMUNICATIONS
  AAPT Ltd.                                710,300                    2,271
  Macquarie Corporate
    Telecommunications
    Holdings Ltd.                          679,700                      733
  Telstra Corp., Ltd.                    1,422,450                    7,374
                                                       --------------------
                                                                     10,378
                                                       --------------------
TRANSPORTATION--AIRLINES
  Airways Ltd.                             932,300                    2,921
                                                       --------------------
                                                                     70,379
                                                       --------------------
---------------------------------------------------------------------------
CHINA (0.4%)
BANKING
  Wing Hang Bank Ltd.                      194,000                      649
                                                       --------------------
ENERGY SOURCES
  Yanzhou Mining Co., Ltd.               3,769,600                    1,456
                                                       --------------------
HEALTH & PERSONAL CARE
  Hengan International Group
    Co., Ltd.                            3,199,000                      815
                                                       --------------------
                                                                      2,920
                                                       --------------------
---------------------------------------------------------------------------
HONG KONG (9.2%)
BANKING
  Dao Heng Bank Group Ltd.                 589,000                    2,692
                                                       --------------------
BROADCASTING & PUBLISHING
  Television Broadcasts Ltd.               779,000                    3,329
                                                       --------------------
ELECTRICAL & ELECTRONICS
  Great Wall Technology Co., Ltd.        2,777,000                    1,788
  Johnson Electric Holdings Ltd.           249,000                    1,208
                                                       --------------------
                                                                      2,996
                                                       --------------------
---------------------------------------------------------------------------
MULTI-INDUSTRY
  Hutchison Whampoa Ltd.                 1,617,500     U.S.$         15,045
  Swire Pacific Ltd. 'A'                   940,600                    4,456
                                                       --------------------
                                                                     19,501
                                                       --------------------
REAL ESTATE
  Cheung Kong (Holdings) Ltd.            1,118,000                    9,319
  Kerry Properties Ltd.                    542,000                      572
  New World Development Co., Ltd.        1,029,000                    2,259
  Sino Land Co.                          1,385,000                      678
  Sun Hung Kai Properties Ltd.             904,000                    6,895
                                                       --------------------
                                                                     19,723
                                                       --------------------
TELECOMMUNICATIONS
  Smartone Telecommunications              790,000                    2,431
                                                       --------------------
TELECOMMUNICATIONS--INTEGRATED
  Asia Satellite Telecom Holdings          524,000                    1,335
  Hong Kong Telecommunications Ltd.      3,885,700                    8,529
                                                       --------------------
                                                                      9,864
                                                       --------------------
TELECOMMUNICATIONS--WIRELESS
  China Telecom Ltd.                     1,004,000                    3,095
                                                       --------------------
TEXTILES & APPAREL
  Yue Yuen Industrial Holdings             288,000                      723
                                                       --------------------
UTILITIES--ELECTRICAL & GAS
  CLP Holdings Ltd.                        512,000                    2,406
  Huaneng Power International,
    Inc. 'H'                             2,066,400                      625
                                                       --------------------
                                                                      3,031
                                                       --------------------
WHOLESALE & INTERNATIONAL TRADE
  Jardine International
    Motor Holdings Ltd.                    449,000                      218
  Li & Fung Ltd.                           794,000                    2,402
  Sime Darby Hong Kong Ltd.                421,400                      168
                                                       --------------------
                                                                      2,788
                                                       --------------------
                                                                     70,173
                                                       --------------------
---------------------------------------------------------------------------
INDIA (4.9%)
AUTOMOBILES
  Hero Honda Ltd.                           96,556                    2,814
                                                       --------------------
BANKING
  Industrial Finance Corp.,
    (India) Ltd.                               100                       -- @
  State Bank of India Ltd.                   1,112                        5
                                                       --------------------
                                                                          5
                                                       --------------------
BEVERAGES & TOBACCO
  ITC Ltd.                                  70,455                    1,329
                                                       --------------------
BUILDING MATERIALS & COMPONENTS
  Associated Cement Co., Ltd.                8,600                       41
                                                       --------------------
CHEMICALS
  Gujarat Narmada Valley
    Fertilizers Co., Ltd. GDR                   49                       -- @
  Supreme Industries Ltd.                       50                       -- @
                                                       --------------------
                                                                         -- @
                                                       --------------------
DATA PROCESSING & REPRODUCTION
  Aptech Ltd.                               82,400                    1,605
  BFL Software Ltd.                         55,600                    1,131
  Leading Edge Systems Ltd.                 34,200                      406
---------------------------------------------------------------------------

                                                                      VALUE
                                          SHARES                       (000)
---------------------------------------------------------------------------
INDIA (CONTINUED)
DATA PROCESSING & REPRODUCTION
  (CONTINUED)
  NIIT Ltd.                                 26,000     U.S.$          1,686
  Satyam Computer Services Ltd.             40,000                    1,034
                                                       --------------------
                                                                      5,862
                                                       --------------------
ELECTRICAL & ELECTRONICS
  Bharat Heavy Electricals Ltd.            550,200                    3,447
  Digital Equipment (India) Ltd.             2,200                       38
  Tata Infotech Ltd.                        56,025                      903
                                                       --------------------
                                                                      4,388
                                                       --------------------
ELECTRONIC COMPONENTS, INSTRUMENTS
  Infosys Technology Ltd.                   43,150                    7,069
                                                       --------------------
FINANCIAL SERVICES
  Housing Development
    Finance Corp., Ltd.                    375,410                    2,473
  ICICI Ltd. - New                         765,000                    1,536
  UTI-MasterShares Ltd.                        600                       -- @
                                                       --------------------
                                                                      4,009
                                                       --------------------
HEALTH & PERSONAL CARE
  Reckitt & Coleman of India Ltd.              750                        8
                                                       --------------------
INDUSTRIAL COMPONENTS
  Apollo Tyres Ltd.                         13,625                       72
                                                       --------------------
MACHINERY & ENGINEERING
  Punjab Tractors Ltd.                      80,900                    2,042
                                                       --------------------
METALS--STEEL
  Tata Iron & Steel Co., Ltd.                2,295                        8
                                                       --------------------
MULTI-INDUSTRY
(a)Morgan Stanley Dean Witter
     Growth Fund                        26,049,150                    6,068
                                                       --------------------
TELECOMMUNICATIONS
  Videsh Sanchar Nigam Ltd.                 54,455                    1,250
                                                       --------------------
TEXTILES & APPAREL
  J.K. Synthetics Ltd.                         674                       -- @
  Raymond Ltd.                                  50                       -- @
  Viniyoga Clothes Ltd.                      5,300                       -- @
                                                       --------------------
                                                                         -- @
                                                       --------------------
TRANSPORTATION--ROAD & RAIL
  Container Corp. of India Ltd.            400,000                    2,846
                                                       --------------------
                                                                     37,811
                                                       --------------------
---------------------------------------------------------------------------
INDONESIA (0.9%)
BEVERAGES & TOBACCO
  Gudang Garam                           1,245,000                    2,523
                                                       --------------------
BUILDING MATERIALS & COMPONENTS
  Semen Gresik                             861,500                    1,378
                                                       --------------------
FOOD & HOUSEHOLD PRODUCTS
  Indofood Sukses Makmur                   759,500                      724
                                                       --------------------
METALS--NON FERROUS
  Aneka Tambang                          1,920,000                      335
                                                       --------------------
TELECOMMUNICATIONS
  Indofood Sukses Makmur
    (Foreign)                              453,500                      432
                                                       --------------------
TELECOMMUNICATIONS  INTEGRATED
  Telekomunikasi Indonesia ADR             273,056                    1,894
                                                       --------------------
                                                                      7,286
                                                       --------------------
---------------------------------------------------------------------------
JAPAN (50.4%)
APPLIANCES & HOUSEHOLD DURABLES
  Matsushita Electric
    Industrial Co., Ltd.                   504,000     U.S.$         10,692
  Sony Corp.                               121,000                   18,030
                                                       --------------------
                                                                     28,722
                                                       --------------------
AUTOMOBILES
  Nifco, Inc.                              350,000                    4,711
  Nissan Motor Co.                       1,330,000                    8,035
  Suzuki Motor Co., Ltd.                   430,000                    6,963
  Toyota Motor Corp.                       220,000                    6,985
                                                       --------------------
                                                                     26,694
                                                       --------------------
BROADCASTING & PUBLISHING
  Nissha Printing Co., Ltd.                105,000                      712
                                                       --------------------
BUILDING MATERIALS & COMPONENTS
  Fujitec Co., Ltd.                        440,000                    5,893
  Rinnai Corp.                             160,700                    4,102
  Sanwa Shutter Corp., Ltd.                582,000                    3,080
  Sekisui Chemical Co.                     613,000                    3,451
                                                       --------------------
                                                                     16,526
                                                       --------------------
BUSINESS & PUBLIC SERVICES
  Dai Nippon Printing Co., Ltd.            298,000                    5,523
                                                       --------------------
CHEMICALS
  Daicel Chemical Industries Ltd.        1,090,000                    3,981
  Kaneka Corp.                             859,000                   11,022
  Mitsubishi Chemical Industries         1,060,000                    4,041
  Shin-Etsu Polymer Co., Ltd.              530,000                    3,773
                                                       --------------------
                                                                     22,817
                                                       --------------------
CONSTRUCTION & HOUSING
  Kyudenko Co., Ltd.                       380,000                    1,779
  Sekisui House Ltd.                       530,000                    5,967
                                                       --------------------
                                                                      7,746
                                                       --------------------
DATA PROCESSING & REPRODUCTION
  Canon, Inc.                              344,000                    9,988
  Fujitsu Ltd.                             556,000                   17,289
  Ricoh Co., Ltd.                          701,000                   12,146
                                                       --------------------
                                                                     39,423
                                                       --------------------
ELECTRICAL & ELECTRONICS
  Hitachi Ltd.                           1,215,000                   13,428
  Minebea Co., Ltd.                        460,000                    5,838
  Mitsumi Electric Co., Ltd.               336,000                   10,070
  NEC Corp.                                870,000                   17,478
  Ryosan Co., Ltd.                         123,000                    3,399
  Toshiba Corp.                          1,595,000                   11,846
                                                       --------------------
                                                                     62,059
                                                       --------------------
ELECTRONIC COMPONENTS, INSTRUMENTS
  Kyocera Corp.                            118,000                    8,952
  Rohm Co., Ltd.                            34,000                    7,086
  TDK Corp.                                 98,000                   11,317
                                                       --------------------
                                                                     27,355
                                                       --------------------
ENERGY EQUIPMENT & SERVICES
  Kurita Water Industries Ltd.             274,000                    5,543
                                                       --------------------
FINANCIAL SERVICES
  Hitachi Credit Corp.                     293,000                    6,051
                                                       --------------------
---------------------------------------------------------------------------


                                                                      VALUE
                                          SHARES                       (000)
---------------------------------------------------------------------------
JAPAN (CONTINUED)
FOOD & HOUSEHOLD PRODUCTS
  Aiwa Co., Ltd.                           105,000     U.S.$          3,078
  Sangetsu Co., Ltd.                       137,000                    2,938
  Yamaha Corp.                             332,000                    3,094
                                                       --------------------
                                                                      9,110
                                                       --------------------
HEALTH & PERSONAL CARE
  Ono Pharmaceutical Co., Ltd.             210,000                    7,769
  Sankyo Co., Ltd.                         378,000                   11,329
  Yamanouchi Pharmaceutical Co., Ltd.      253,000                   11,824
                                                       --------------------
                                                                     30,922
                                                       --------------------
INDUSTRIAL COMPONENTS
  Furakawa Electric Co.                    843,000                    5,014
                                                       --------------------
MACHINERY & ENGINEERING
  Amada Co., Ltd.                          612,000                    4,259
  Daifuku Co., Ltd.                        596,000                    3,796
  Daikin Kogyo Co.                         573,000                    6,923
  Fuji Machine Co.                         233,000                   11,130
  Mitsubishi Heavy Industries Ltd.       1,300,000                    4,992
  Tsubakimoto Chain Co.                    832,000                    4,005
                                                       --------------------
                                                                     35,105
                                                       --------------------
MERCHANDISING
  Family Mart Co., Ltd.                    113,200                    5,958
                                                       --------------------
MULTI-INDUSTRY
  Lintec Corp.                             235,000                    2,828
                                                       --------------------
REAL ESTATE
  Keihanshin Real Estate Co.               164,000                      614
  Mitsubishi Estate Co., Ltd.              415,000                    4,202
                                                       --------------------
                                                                      4,816
                                                       --------------------
RECREATION, OTHER CONSUMER GOODS
  Casio Computer Co., Ltd.                 522,000                    3,955
  Fuji Photo Film Ltd.                     252,000                    8,615
  Nintendo Co., Ltd.                       112,000                   17,812
                                                       --------------------
                                                                     30,382
                                                       --------------------
TELECOMMUNICATIONS
  Nippon Telephone & Telegraph
    Corp.                                      932                   11,435
                                                       --------------------
WHOLESALE & INTERNATIONAL TRADE
  Inabata & Co.                            287,000                    1,129
                                                       --------------------
                                                                    385,870
                                                       --------------------
---------------------------------------------------------------------------
MALAYSIA (2.1%)
BANKING
  Malayan Banking Bhd                    1,138,000                    3,534
  Public Bank Bhd                        1,724,000                    1,406
                                                       --------------------
                                                                      4,940
                                                       --------------------
BEVERAGES & TOBACCO
  Carlsberg Brewery (Malaysia) Bhd       1,082,000                    3,047
  Rothmans of Pall Mall Bhd                584,000                    3,565
                                                       --------------------
                                                                      6,612
                                                       --------------------
ELECTRONIC COMPONENTS, INSTRUMENTS
  Unisem (M) Bhd                           185,000                      755
                                                       --------------------
FOOD & HOUSEHOLD PRODUCTS
  Nestle Bhd                               409,000                    1,431
                                                       --------------------
---------------------------------------------------------------------------
LEISURE & TOURISM
  Tanjong plc                               84,000     U.S.$            177
                                                       --------------------
MULTI-INDUSTRY
  Sime Darby Bhd                           384,000                      445
                                                       --------------------
TELECOMMUNICATIONS--INTEGRATED
  Telekom Malaysia Bhd                     653,000                    1,693
                                                       --------------------
                                                                     16,053
                                                       --------------------
---------------------------------------------------------------------------
NEW ZEALAND (0.5%)
FOREST PRODUCTS & PAPER
  Fletcher Challenge Forests               785,700                      337
                                                       --------------------
TELECOMMUNICATIONS
  Telecom Corp. of New Zealand Ltd.        671,100                    2,649
                                                       --------------------
TRANSPORTATION--AIRLINES
  Air New Zealand Ltd. 'B'                 505,000                      810
                                                       --------------------
                                                                      3,796
                                                       --------------------
---------------------------------------------------------------------------
PAKISTAN (0.5%)
HEALTH & PERSONAL CARE
  Lever Brothers Pakistan Ltd.             235,580                    3,698
                                                       --------------------
---------------------------------------------------------------------------
PHILIPPINES (0.5%)
BEVERAGES & TOBACCO
  San Miguel Corp. 'B'                     980,320                    1,486
                                                       --------------------
REAL ESTATE
  SM Prime Holdings, Inc. 'B'            8,646,180                    1,459
                                                       --------------------
TELECOMMUNICATIONS--INTEGRATED
  Philippine Long Distance
    Telephone Co.                           54,730                    1,184
                                                       --------------------
                                                                      4,129
                                                       --------------------
---------------------------------------------------------------------------
SINGAPORE (4.2%)
AEROSPACE & MILITARY TECHNOLOGY
  Singapore Technologies
    Engineering Ltd.                     1,290,000                    1,647
                                                       --------------------
BANKING
  Development Bank of
    Singapore                              155,842                    1,779
  Oversea-Chinese Banking Corp.,
    Ltd. (Foreign)                         274,000                    2,128
  Overseas Union Bank Ltd. 'F'             291,210                    1,293
  United Overseas Bank Ltd.
    (Foreign)                              286,000                    2,170
                                                       --------------------
                                                                      7,370
                                                       --------------------
BROADCASTING & PUBLISHING
  Singapore Press Holdings Ltd.            238,600                    3,761
                                                       --------------------
ELECTRICAL & ELECTRONICS
  Gul Technologies                         362,000                      341
  Natsteel Electronics Ltd.                776,000                    2,898
                                                       --------------------
                                                                      3,239
                                                       --------------------
ELECTRONIC COMPONENTS, INSTRUMENTS
  Omni Industries Ltd.                   1,044,000                    1,105
  Venture Manufacturing Ltd.               549,000                    4,780
                                                       --------------------
                                                                      5,885
                                                       --------------------
REAL ESTATE
  City Developments Ltd.                   211,000                    1,074
---------------------------------------------------------------------------


                                                                      VALUE
                                          SHARES                       (000)
---------------------------------------------------------------------------

SINGAPORE (CONTINUED)
REAL ESTATE (CONTINUED)
  DBS Land                                546,000      U.S.$          1,015
                                                       --------------------
                                                                      2,089
                                                       --------------------
TRANSPORTATION--AIRLINES
  Singapore Airlines Ltd.                  594,000                    5,800
                                                       --------------------
TRANSPORTATION--SHIPPING
  Neptune Orient Lines                     864,000                    1,037
  Sembcorp Logistics Ltd.                  335,200                    1,025
                                                       --------------------
                                                                      2,062
                                                       --------------------
                                                                     31,853
                                                       --------------------
---------------------------------------------------------------------------
SOUTH KOREA (6.8%)
  APPLIANCES & HOUSEHOLD DURABLES
    LG Electronics                          51,620                    1,731
    Samsung Electronics                     98,717                   15,986
                                                       --------------------
                                                                     17,717
                                                       --------------------
AUTOMOBILES
  Hyundai Motor Co.                        444,000                    4,385
                                                       --------------------
BANKING
  Hana Bank                                 97,040                      719
  Housing & Commercial Bank                 62,730                    1,212
  Housing & Commercial Bank,
    Korea GDR                                7,400                      141
  Kookmin Bank                              56,830                      712
  Koram Bank                                63,140                      423
                                                       --------------------
                                                                      3,207
                                                       --------------------
CHEMICALS
  Korea Chemical Co., Ltd.                  13,120                      841
  L.G. Chemical Ltd.                        60,320                    1,751
                                                       --------------------
                                                                      2,592
                                                       --------------------
DATA PROCESSING & REPRODUCTION
  Mirae Co.                                112,900                      603
                                                       --------------------
ELECTRICAL & ELECTRONICS
  Samsung Electro-Mechanics Co.             36,931                    1,882
                                                       --------------------
ELECTRONIC COMPONENTS, INSTRUMENTS
  Daeduck Electronics Co.                   56,000                      621
                                                       --------------------
FINANCIAL SERVICES
  Daewoo Securities Co.                     40,149                      593
  Good Morning Securities Co., Ltd.        140,420                      808
  Samsung Securities Co., Ltd.              11,100                      360
                                                       --------------------
                                                                      1,761
                                                       --------------------
METALS--STEEL
  Pohang Iron & Steel Ltd. ADR             156,900                    4,913
                                                       --------------------
MISC. MATERIALS & COMMODITIES
  Hankuk Glass Industry Co., Ltd.           28,020                      537
                                                       --------------------
TELECOMMUNICATIONS--INTEGRATED
  Korea Telecom Corp. ADR                  163,400                    6,046
                                                       --------------------
TELECOMMUNICATIONS--WIRELESS
  SK Telecom Co., Ltd.                     137,900                    1,422
                                                       --------------------
UTILITIES--ELECTRICAL & GAS
  Korea Electric Power Corp. ADR           402,300                    6,462
                                                       --------------------
                                                                     52,148
                                                       --------------------
---------------------------------------------------------------------------
TAIWAN (5.3%)
BANKING
  Bank Sinopac                              43,223     U.S.$             23
  International Commercial Bank of
    China                                1,182,500                    1,155
  Taishin International Bank             1,103,200                      611
                                                       --------------------
                                                                      1,789
                                                       --------------------
CHEMICALS
  Formosa Plastics Corp.                   502,000                      973
  Nan Ya Plastic Corp.                   1,002,290                    1,594
                                                       --------------------
                                                                      2,567
                                                       --------------------
DATA PROCESSING & REPRODUCTION
  Quanta Computer, Inc.                     77,000                      640
                                                       --------------------
ELECTRICAL & ELECTRONICS
  Acer, Inc.                               374,000                      677
  Siliconware Precision Industries Co.     845,000                    1,411
  Taiwan Semiconductor
    Manufacturing Co., Ltd.              1,896,000                    7,972
                                                       --------------------
                                                                     10,060
                                                       --------------------
ELECTRONIC COMPONENTS, INSTRUMENTS
  Acer Peripherals, Inc.                   124,000                    2,253
  Advanced Semiconductor
    Engineering, Inc.                      682,000                    1,944
  Asustek Computer, Inc.                   237,000                    2,359
  Asustek Computer, Inc. GDR                93,439                    1,243
  Compal Electronics                       400,000                    1,266
  Compeq Manufacturing Co., Ltd.           299,000                    1,412
  Hon Hai Precision Industry               508,200                    3,329
  United Micro Electronics Corp., Ltd.   2,612,000                    6,088
                                                       --------------------
                                                                     19,894
                                                       --------------------
MERCHANDISING
  President Chain Store Corp.              396,000                    1,123
                                                       --------------------
METALS--STEEL
  China Steel Corp.                      2,057,000                    1,672
                                                       --------------------
TEXTILES & APPAREL
  Far East Textile                       1,147,040                    1,629
                                                       --------------------
TRANSPORTATION -- SHIPPING
  Evergreen Marine Corp.                 1,535,640                    1,470
                                                       --------------------
                                                                     40,844
                                                       --------------------
---------------------------------------------------------------------------
THAILAND (1.0%)
BANKING
  Thai Farmers Bank Ltd.
    (Foreign)                            1,234,400                    1,454
                                                       --------------------
BROADCASTING & PUBLISHING
  BEC World Public Co., Ltd.
    (Foreign)                              143,500                      778
                                                       --------------------
BUILDING MATERIALS & COMPONENTS
  Siam City Cement Public
    Co., Ltd. (Foreign)                    251,933                      775
                                                       --------------------
ELECTRICAL & ELECTRONICS
  Delta Electronics Public
    Co., Ltd. (Foreign)                    183,015                    1,627
                                                       --------------------
---------------------------------------------------------------------------


                                                                      VALUE
                                          SHARES                       (000)
---------------------------------------------------------------------------
THAILAND (CONTINUED)
REAL ESTATE
  Golden Land Property
    Development Public Co., Ltd.         2,849,000     U.S.$          1,113
                                                       --------------------
TELECOMMUNICATIONS--WIRELESS
  Advanced Info. Services
    Public Co., Ltd. (Foreign)             146,400                    1,673
                                                       --------------------
                                                                      7,420
                                                       --------------------
---------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost U.S.$620,094)                                              734,380
                                                       --------------------
---------------------------------------------------------------------------

                                           NO. OF
                                           RIGHTS
---------------------------------------------------------------------------
RIGHTS (0.0%)
---------------------------------------------------------------------------
INDIA (0.0%)
MATERIALS
  Associated Cement Co., Ltd.                8,700                       11
                                                       --------------------
---------------------------------------------------------------------------
TAIWAN (0.0%)
BANKING
  Taishin International Bank               985,000                       39
                                                       --------------------
---------------------------------------------------------------------------
TOTAL RIGHTS
  (Cost U.S.$--@)                                                        50
                                                       --------------------
---------------------------------------------------------------------------

                                             NO. OF
                                           WARRANTS
---------------------------------------------------------------------------
WARRANTS (0.2%)
---------------------------------------------------------------------------
HONG KONG (0.0%)
BANKING
  HSBC Holdings plc,
    expiring 10/13/99                    1,334,000                      201
                                                       --------------------
---------------------------------------------------------------------------
INDIA (0.0%)
BANKING
  Apollo Tyres Ltd.                          2,150                       -- @
                                                       --------------------
---------------------------------------------------------------------------
SINGAPORE (0.1%)
BANKING
  Oversea-Chinese Banking
    Corp. Ltd., expiring 3/28/02         1,653,000                    1,186
                                                       --------------------
---------------------------------------------------------------------------
THAILAND (0.1%)
BANKING
  Siam Commercial Bank Public Co., Ltd.,
    expiring 5/10/02                     1,727,300                      496
                                                       --------------------
---------------------------------------------------------------------------
TOTAL WARRANTS
   (Cost U.S.$2,138)                                                  1,883
                                                       --------------------
---------------------------------------------------------------------------


                                           FACE
                                         AMOUNT                       VALUE
                                          (000)                       (000)
---------------------------------------------------------------------------
FIXED INCOME SECURITIES (0.3%)
---------------------------------------------------------------------------
SINGAPORE (0.3%)
FINANCIAL SERVICES
  Finlayson Global Corp., Ltd.
    Zero Coupon, 2/19/04
    (Cost U.S. $1,150)                U.S.$  1,150     U.S.$          2,047
                                                       --------------------
---------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (1.2%)
---------------------------------------------------------------------------
UNITED STATES (1.2%)
REPURCHASE AGREEMENT
  Chase Securities, Inc. 5.05%,
    dated 9/30/99, due 10/1/99,
    to be repurchased at U.S.
    $9,500, collateralized by
    U.S. $9,330 United States
    Treasury Bonds, 6.625%, due
    2/15/27, valued at U.S.
    $9,578 (Cost U.S.$9,499)                 9,499                    9,499
                                                       --------------------
---------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (2.8%)
  Hong Kong Dollar                    HKD   24,441                    3,147
  Indian Rupee                        INR      189                        4
  Malaysian Ringgit                   MYR    5,760                    1,516
  Pakistani Rupee                     PKR    7,979                      149
  South Korean Won                    KRW  460,247                      378
  Taiwan Dollar                       TWD  506,255                   15,945
  Thai Baht                           THB       80                        2
                                                       --------------------
  (Cost U.S.$21,133)                                                 21,141
                                                       --------------------
---------------------------------------------------------------------------
TOTAL INVESTMENTS (100.4%)
  (Cost U.S.$654,014)                                               769,000
                                                       --------------------
---------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.4%)
  Other Assets                        U.S.$ 18,021
  Liabilities                              (21,044)                  (3,023)
                                                       --------------------
---------------------------------------------------------------------------
NET ASSETS (100%)
  Applicable to 62,233,974 issued
    and outstanding U.S.$0.01
    par value shares
    (100,000,000 shares authorized)                    U.S.$        765,977
                                                       --------------------
---------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                              U.S.$          12.31
                                                       --------------------
---------------------------------------------------------------------------


  @ - Value is less than U.S.$500.
(a) - The Fund is advised by an affiliate.
ADR - American Depositary Receipt
GDR - Global Depositary Receipt


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